SUPPLEMENT TO

CALVERT LARGE CAP CORE PORTFOLIO

Calvert Equity Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016

Calvert Large Cap Core Portfolio Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Large Cap Core Portfolio Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: March 3, 2016

The Board of Trustees of Calvert Social Investment Fund (the “Board”) has approved a resolution to reorganize the Calvert Large Cap Core Portfolio into the Calvert Equity Portfolio (the “Reorganization”).

Each Fund is a series of Calvert Social Investment Fund.

The Board has recommended approval of the Reorganization by shareholders of Calvert Large Cap Core Portfolio. In April 2016, a Prospectus/Proxy Statement will be mailed to Calvert Large Cap Core Portfolio shareholders as of the record date specified therein. The Prospectus/Proxy Statement will contain additional information about the Reorganization and voting instructions. If the Reorganization is approved by the shareholders of Calvert Large Cap Core Portfolio it will be merged into the Calvert Equity Portfolio on or about June 24, 2016. If you continue to hold Calvert Large Cap Core Portfolio shares at the time the Reorganization is consummated, those shares will be replaced by shares of the Calvert Equity Portfolio, and thereafter the value of those shares will depend on the performance of the Calvert Equity Portfolio rather than the Calvert Large Cap Core Portfolio. The number of Calvert Equity Portfolio shares you receive will depend on the value of your Calvert Large Cap Core Portfolio shares at the time the Reorganization takes place.

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